Systems, Equipment and Other Assets Related to Contracts, net	12 Months Ended
Dec. 31, 2015
Systems, Equipment and Other Assets Related to Contracts, net
Systems, Equipment and Other Assets Related to Contracts, net

9.Systems, Equipment and Other Assets Related to Contracts, net

	December 31,
($ thousands)	2015	2014

Land	590	685
Buildings	110,049	118,203
Terminals and systems	2,574,369	2,545,772
Furniture and equipment	177,425	188,304
Contracts in progress	92,356	76,390

	2,954,789	2,929,354
Accumulated depreciation	(1,827,271)	(1,842,928)

	1,127,518	1,086,426

The Company capitalized $1.1 million of borrowing costs in 2015. The rate used to determine the amount of borrowing costs eligible for capitalization was approximately 5%, which was the effective interest rate of all borrowings.